                                                        Exhibit 10.16

                              REAL ESTATE MORTGAGE
                             Recorder's Cover Sheet

Prepared by:                        Rodney Janssen
                                    Beving, Swanson & Forrest, P.C.
                                    321 East Walnut St. Suite 200
                                    Des Moines, IA  50309
                                    (515)237-1187

Taxpayer Address:                   SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                                    2101 42ND AVENUE
                                    COUNCIL BLUFFS, IA  51501

Return Document To:                 AGSTAR FINANCIAL SERVICES, ACA
                                    3555 9TH ST NW
                                    SUITE 400
                                    PO BOX 7438
                                    ROCHESTER MN 55903-7438

Grantor:                            SOUTHWEST IOWA RENEWABLE ENERGY, LLC
                                    10976 189TH STREET
                                    COUNCIL BLUFFS, IA  51501

Grantee(s):                         AGSTAR FINANCIAL SERVICES, PCA (AGSTAR)
                                    P.O.  Box 4249
                                    Mankato, MN 56002-4249

Legal Description:                  See attached Exhibit A.

                                    MORTGAGE,
                               SECURITY AGREEMENT,
                         ASSIGNMENT OF RENTS AND LEASES
                               AND FIXTURE FILING

THIS MORTGAGE,  SECURITY  AGREEMENT,  ASSIGNMENT OF RENTS AND LEASES AND FIXTURE
FILING  (hereinafter  referred to as this  "Mortgage") made this 2nd day of May,
2007,  by and between  SOUTHWEST  IOWA  RENEWABLE  ENERGY,  LLC, an Iowa limited liability  company  (the  "Mortgagor"),  whose  mailing  address is 10976  189th
Street,  Council Bluffs, IA 51501, and AGSTAR FINANCIAL SERVICES,  PCA, as Agent
(in such capacity,  the "Mortgagee"),  for the benefit of the Banks, pursuant to the Credit  Agreement (as defined below),  whose mailing address is 1921 Premier
Drive, P.O. Box 4249, Mankato, Minnesota 56002-4249.

          NOTICE:   This  Mortgage   secures  credit  in  the  amount  up  to  $
          126,000,000.00  (one hundred  twenty-six  million and 00/100 dollars).
          Loans and  advances up to this  amount,  together  with  interest  are senior to indebtedness to other creditors under subsequently  recorded or filed mortgages and liens.

          THIS Mortgage is a Purchase Money Mortgage.

          THIS Mortgage also  constitutes a Construction  Mortgage as defined in the Iowa Code.

          THIS Mortgage secures a Revolving Line of Credit and Term Loans.

Mortgagor and Mortgagee  entered into that certain Credit Agreement of even date herewith,  executed by and among the  Mortgagor,  the several  banks,  financial institutions  and other  entities from time to time parties  thereto as "Banks", and the  Mortgagee,  as the  same may from  time to time be  amended,  modified, extended,  renewed,  refinanced or restated,  (the "Credit  Agreement")  and the other Loan Documents (as defined in the Credit  Agreement)  referenced  therein.
Capitalized  terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

To secure the  performance of the covenants and  commitments of the Mortgagor to the Mortgagee, its successors and assigns, and the payment to the Mortgagee, its successors and assigns,  of: (i) the Initial Amount of the Debt, as evidenced by the  Notes,  the  balance  of the Notes  being due and  payable on or before the
Maturity Date;  unless sooner called by Mortgagee as provided in the Notes,  and
(ii) any other  obligations  and  liabilities  of  Mortgagor to the Agent or the
Banks pursuant to terms of this Mortgage,  the Credit  Agreement,  the Notes, or any other Loan  Documents;  and for and to secure the payment to the  Mortgagee, its successors and assigns,  at the times demanded and with interest  thereon at the Default Rate (as defined in the Credit  Agreement)  of all sums  advanced in protecting the lien of this Mortgage (all sums referred to in (i) and (ii) being
collectively  referred  to  herein  as  the  "Secured  Indebtedness"),   and  in
consideration  of the sum of $1.00 paid by the  Mortgagee to the  Mortgagor  and other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged,  the Mortgagor does hereby MORTGAGE,  GRANT,  BARGAIN, SELL
AND CONVEY unto the Mortgagee, its successors and assigns, forever, and GRANTS A
SECURITY INTEREST to the Mortgagee, its successors and assigns, in the following properties (all of the following being hereafter collectively referred to as the
"Mortgaged Property"):

                                A. Real Property

All the  tracts or  parcels  of real  property  lying and being in the County of
Pottawattamie,  State of Iowa  (the  "Land"),  all as more  fully  described  in
Exhibit  A  attached   hereto  and  made  a  part  hereof,   together  with  all
improvements,  buildings or  structures  owned by  Mortgagor,  situated,  now or hereafter  placed or  constructed  upon the Land  ("Improvements"),  all  right, title,  and  interest  of the  Mortgagor  in and to the Land and in and to lands lying in any and all streets,  lanes,  alleys,  passages and roads adjoining the
Land, and together with all right,  title,  and interest of the Mortgagor in and to all annexations,  access rights, easements,  including but not limited to the easements  and  rights  described  on  Exhibit C  hereto,  rights of way or use, servitudes, licenses, tenements, hereditaments, appurtenances, minerals, mineral rights,  water and water rights, now or hereafter belonging or pertaining to the
Land; and

                              B. Personal Property

All  right,  title,  and  interest  of the  Mortgagor  in and to all  equipment, fixtures,  improvements,  building  supplies and  materials  and other  personal property now or hereafter attached to, located in, placed in or necessary to the use of the  improvements  on the  Land or  Improvements,  and the  proceeds  and products thereof (the "Personal  Property",  and together with the real property described in the preceding paragraph, the "Mortgaged Premises"); and

                      C. Leases, Rents, Issues and Profits

All right, title, and interest of the Mortgagor in and to all leases,  accounts, rents,  issues and profits now due or which may hereafter become with respect to the Mortgaged Premises or any part thereof; and

                             D. Judgments and Awards

All right,  title, and interest of the Mortgagor in and to any and all awards or compensation made by any governmental or other lawful authorities for the taking or damaging by eminent domain of the whole or any part of the Mortgaged Premises or any rights appurtenant thereto,  including any awards for a temporary taking, change of grade of streets or taking of access; and

                           E. After-Acquired Property

All right,  title,  and  interest  of the  Mortgagor  in and to all  extensions, improvements,  betterments,  renewals, substitutes, and replacements of, and all additions  and  appurtenants  to the  items or types of  property  described  in
Sections A through D above,  which are hereafter  acquired by or released to the
Mortgagor, or are hereafter constructed, assembled or placed by the Mortgagor on the Mortgaged Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement, or  conversion,  as the case may be, and in each such case,  without any further mortgage,  conveyance,  assignment, or other act by the Mortgagor,  shall become subject to the lien of this Mortgage as fully and completely,  and with the same effect,  as though now owned by the Mortgagor and specifically  described in the granting clause hereof,  but at any and all times the Mortgagor will execute and deliver  to the  Mortgagee  any  and all  such  further  assurances,  mortgages, conveyances,  or assignments thereof as the Mortgagee may reasonably require for the purpose of expressly  and  specifically  subjecting  the same to the lien of this Mortgage.

         TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee forever.

NOTHING IN THIS AGREEMENT SHALL CONSTITUTE A COMMITMENT TO MAKE ADDITIONAL LOANS
IN ANY AMOUNT EXCEPT AS OTHERWISE PROVIDED IN THE CREDIT AGREEMENT.

                                    ARTICLE I
                                   Mortgagor's
                           Representations, Warranties
                            Covenants and Agreements

         The   Mortgagor   makes  the  following   additional   representations,
warranties, covenants and agreements with the Mortgagee:

     1.1. First Lien Status.  The Mortgagor owns the Mortgaged Property free and clear of any and all Liens  except  the Liens  described  on  Exhibit B attached hereto  ("Permitted  Encumbrances")  and any other  Permitted Liens from time to time affecting the Mortgaged  Property.  Except for the Permitted  Encumbrances,
this Mortgage creates a valid first priority lien and security  interest against the Mortgaged  Property.  The Mortgagor the shall preserve and protect the first lien  and  security  interest  status  of this  Mortgage  subject  to  Permitted
Encumbrances  and any other  Permitted  Liens  from time to time  affecting  the
Mortgaged Property.

     1.2.  Payment  and  Performance.   The  Mortgagor  shall  pay  the  Secured
Indebtedness when due under the terms of the Credit Agreement and the other Loan
Documents  and shall duly perform and observe all of the

covenants,  agreements  and provisions  contained in this  Mortgage,  the Credit
Agreement and the other Loan  Documents.  No payment or collection of any of the
Secured Indebtedness shall reduce the amount secured by this Mortgage.

     1.3.  Care of  Mortgaged  Premises;  No Waste.  Subject to the terms of the
Credit  Agreement,  the  Mortgagor  shall,  at all times,  keep and maintain the
Mortgaged Premises in good repair and operating  condition,  subject to ordinary wear and tear,  and shall not commit,  or suffer to be  committed,  any material waste or misuse of the Mortgaged Premises, and shall repair, restore or replace, any buildings,  improvements or structures now or hereafter placed or located on the Mortgaged  Premises which may become damaged or destroyed in accordance with the terms of this Mortgage and the Credit  Agreement.  The Mortgagor  shall not, without the prior  written  consent of this  Mortgagee,  or except as  permitted under the Credit  Agreement:  (i) remove or permit the  removal of any  material buildings,  structures or other material  improvements or material fixtures,  or
(ii) otherwise  make any material  alterations  in any  improvements  which will materially  and adversely  alter the basic  structure,  materially and adversely affect the  market  value,  or  materially  and  adversely  change the  existing architectural  character  of the  Mortgaged  Premises,  and the  Mortgagor  will complete within a reasonable time any structures which are now or at any time in the process of erection in  accordance  with the terms of the Credit  Agreement.
The Mortgagor will not acquiesce in any rezoning classification, modification or public or private  restriction  which in any way limits or otherwise  materially and adversely affects the Mortgaged Premises, or any part thereof. The Mortgagor shall not vacate or abandon the Mortgaged Premises.

     1.4. Payment of Utilities and Operating Costs. To the extent required under the Credit  Agreement,  the Mortgagor  shall pay, or cause to be paid, when due, all  charges  made for  electricity,  gas,  heat,  water,  sewer,  and all other utilities  and  operating  costs and expenses  incurred in  connection  with the
Mortgaged Premises to the extent required under the Credit Agreement.

     1.5.  Liens.  To the  extent  required  under  the  Credit  Agreement,  the
Mortgagor  shall pay,  from time to time when the same  shall  become  due,  all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid,  might result in, or permit the  creation of a lien on the  Mortgaged
Premises,  or any part thereof, or on the revenues,  rents,  issues,  income and profits arising therefrom, and in general will do or cause to be done everything necessary so that the lien of this  Mortgage  shall be fully  preserved,  at the cost of the Mortgagor, without expense to the Mortgagee. The Mortgagor shall not do, or permit to be done,  anything  that may in  anyway  weaken,  diminish,  or impair the  security of this  Mortgage.  Should any fixture be  installed to the
Mortgages  Premises  from or after the date  hereof,  the lien of this  Mortgage shall immediately  attach to said fixture and shall be prior and superior to all other liens or claims. The Mortgagor will promptly perform and observe, or cause to be performed or observed, all of the terms, covenants,  and conditions of all
Permitted  Encumbrances,  as  set  forth  in  Exhibit  B  attached  hereto,  the noncompliance with which may affect the security of this Mortgage, or may impose duty or  obligation  upon the  Mortgagor  or any  sublessee  or  occupant of the
Mortgaged  Premises or any part thereof,  and the Mortgagor shall do or cause to be done all things  necessary to preserve  intact and  unimpaired all easements, appurtenances,  and other interests and rights in favor of or  constituting  any portion of the Mortgaged Premises.

     1.6. Real Property Taxes and  Assessments.  The Mortgagor agrees to pay all real property  taxes,  assessments,  and other similar  charges made against the
Mortgaged  Premises in  accordance  with the terms and  conditions of the Credit
Agreement.

     1.7.  Mortgage  Taxation.  In the event of a court  decree or an  enactment after the date hereof by any  legislative  authority of any law imposing  upon a mortgagee the payment of the whole or any part of the amounts herein required to be paid by the  Mortgagor,  or  changing  in any way the  laws  relating  to the taxation of mortgages or debts secured by mortgages or a mortgagee's interest in the Mortgaged  Property,  so as to impose such imposition on the Mortgagee or on the  interest of the  Mortgagee in the  Mortgaged  Property,  then,  in any such event,  the  Mortgagor  shall bear and pay the full  amount of such  imposition, provided that if for any reason payment by the Mortgagor of any such  imposition would be unlawful,  or if the payment thereof would  constitute  usury or render the Secured  Indebtedness wholly or partially usurious,  the Mortgagee shall pay that amount or portion of such impositions as renders the  Indebtedness  secured hereby  unlawful or usurious,  in which event the Mortgagor  shall  concurrently therewith pay the remaining  lawful and  nonusurious  portion or balance of said imposition.

     1.8.  Compliance with Laws. The Mortgagor shall materially  comply with all present and future laws,  ordinances,  regulations,  covenants,  conditions  and restrictions  affecting the Mortgaged  Premises or the  operation  thereof,  and shall pay all fees or charges of any kind in connection  therewith to the extent required under the Credit Agreement.

     1.9. Permitted Contests. INTENTIONALLY DELETED.

     1.10. Duty to Defend.  The Mortgagor shall promptly notify the Mortgagee of and appear in and defend any suit, action or proceeding that affects the Secured
Indebtedness,  or any right or interest of the Mortgagee under this Mortgage. If an Event of Default has occurred and is  continuing,  the Mortgagee  may, at its option,  elect to appear in or defend  any such  action or  proceeding,  and the
Mortgagor agrees to indemnify and reimburse the Mortgagee from any and all loss, damage, reasonable and documented expense or cost arising out of, or incurred in connection with any such suit, action or proceeding,  including, but not limited to, costs of evidence of title and reasonable attorneys' fees except for losses, damages or liabilities  to the extent caused by the gross  negligence or willful misconduct of Mortgagee.

     1.11. Insurance Coverage.  The Mortgagor shall obtain and keep in force and effect  during  the term of this  Mortgage  at its sole  cost and  expense  such insurance as required in accordance  with the terms and conditions of the Credit
Agreement.

     1.12.  Notice of Damage.  The  Mortgagor  shall give the  Mortgagee  prompt notice of any material  damage to or destruction  of the Mortgaged  Premises and authorize  the  Mortgagee  to make  proof  of loss if not made  promptly  by the
Mortgagor.  In case of loss covered by policies of insurance held as Collateral, the  Mortgagee is hereby  authorized  at its option,  so long as there exists no
Event of Default, and without the consent of the Mortgagor to settle, adjust and compromise  any claim arising out of such  policies,  and to collect and receive the proceeds payable therefrom;  provided,  that the Mortgagor may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of $500,000.00.  Any expense  incurred by the Mortgagee in the adjustment and  collection of insurance  proceeds  (including  the cost of any  independent appraisal of the loss or damage on behalf of the Mortgagee)  shall be reimbursed to the  Mortgagee  first  out of any  proceeds.  So long as no Event of  Default exists,  the proceeds or any part thereof shall be applied,  at the  Mortgagor's option to the repair or  replacement  of the assets subject to such casualty or, upon or in reduction of the Secured Indebtedness or to the restoration or repair of the Mortgaged Premises.

     1.13. Condemnation. The Mortgagor shall give the Mortgagee prompt notice of any  action,  actual or  threatened,  in  condemnation  or eminent  domain.  The
Mortgagor may in good faith contest any condemnation or eminent domain action by appropriate  legal action or  proceedings.  Any such contest shall be prosecuted with due diligence.  The Mortgagor hereby irrevocably  assigns,  transfers,  and sets over to the  Mortgagee,  to the  extent  of the  remaining  unpaid  Secured
Indebtedness, the entire proceeds of any award, payment or claim for damages for all or any part of the Mortgaged Premises taken or damaged, whether temporary or permanent, under the power of eminent domain or condemnation, and authorizes the
Mortgagee to intervene  in any such action in the name of the  Mortgagor  and to collect and receive from the condemning authorities and give proper receipts and acquaintances  for such  proceeds.  Any  expenses  incurred by the  Mortgagee in intervening  in such action or collecting  such proceeds  shall be reimbursed to the Mortgagee first out of the proceeds.  So long as no Event of Default exists, the  proceeds or any part  thereof  shall be applied upon or in reduction of the
Secured  Indebtedness then most remotely to be paid, whether due or not, without the  application of any prepayment  premium,  or to the restoration or repair of the Mortgaged Premises, the choice of application to be solely at the discretion of the Mortgagor,  otherwise, such choice shall be at the sole discretion of the
Mortgagee.

     1.14. Restoration of Mortgaged Premises After Loss. Should any insurance or condemnation  proceeds be applied to the  restoration or repair of the Mortgaged
Premises,  the  restoration or repair shall be done under the  supervision of an architect  reasonably  acceptable  to  the  Mortgagee,  pursuant  to  plans  and specifications  reasonably  approved by the Mortgagee,  and in accordance in all material respects with all applicable building laws, regulations and ordinances, including,  but not limited to, the  Accessibility  Guidelines  set forth in the
Americans with Disabilities Act. In such case, the proceeds shall be held by the
Mortgagee  for such  purposes  and will  from time to time be  disbursed  by the
Mortgagee  to  defray  the  costs  of such  restoration  or  repair  under  such safeguards  and  controls  as the  Mortgagee  may  reasonably  require to assure completion in accordance with the approved plans and

specifications  and free of Liens, other than Permitted Liens. Any surplus which may remain  after  payment of all costs of  restoration  or repair  may,  at the option of the Mortgagee,  be applied on account of the Secured Indebtedness then most  remotely  to be  paid,  whether  due or not,  without  application  of any prepayment  premium,  or shall be returned to the  Mortgagor as its interest may appear,  the  choice  of  application  to be  solely  at the  discretion  of the
Mortgagee.

     1.15. Environmental Compliance.  Mortgagor shall comply with all applicable
Environmental Laws as required in the Credit Agreement.

     1.16.  Financial  and  Operating  Statements.  Mortgagor  shall provide all
Financial  Statements  and  operating  statements  as  required  in  the  Credit
Agreement.

     1.17.  Mortgagee's Right of Entry. The Mortgagor shall permit the Mortgagee or its authorized  representatives  to enter the Mortgaged Premises on the terms and conditions set forth in the Credit Agreement.

     1.18. Due on Sale. Except as otherwise  permitted  pursuant to the terms of the Credit Agreement, the Mortgagor shall not voluntarily or involuntarily sell, convey,  transfer,  further  mortgage,  encumber,  or dispose  of the  Mortgaged
Premises, or any part thereof, or any interest therein,  legal or equitable,  or agree to do so,  without first  obtaining the written  consent of the Mortgagee.
The  Mortgagee's  consent  to any one  transaction  shall  not be deemed to be a waiver of the  requirement  to  receive  the  Mortgagee's  consent  to future or successive transactions.

     1.19.  Mortgagee's Right to Cure. If the Mortgagor shall fail to materially comply with any of the  covenants or  obligations  of this Mortgage such that an
Event of Default has occurred hereunder, to the extent permitted under the terms of the Credit  Agreement  the  Mortgagee  may,  but shall not be  obligated  to, without  further demand upon or notice to the Mortgagor,  and without waiving or releasing the Mortgagor from any obligation contained in this Mortgage,  perform such  covenants and  agreements,  investigate  and defend against such action or proceeding,  and take  such  other  action  as the  Mortgagee  deems  reasonably necessary to protect its interest in the  Mortgaged  Property or this  Mortgage.
Subject to the terms of the Credit Agreement, the Mortgagor agrees to repay upon demand  all sums  incurred  by the  Mortgagee  in  remedying  any such  failure, together  with  interest  at the  Default  Rate.  All such sums,  together  with interest as aforesaid, shall become so much additional Secured Indebtedness, but no such  advance  shall be deemed to  relieve  the  Mortgagor  from any  failure hereunder.

     1.20.  Uniform  Commercial  Code Security  Interest.  This  Mortgage  shall constitute a security  agreement as defined in the Uniform  Commercial  Code and
SHALL BE EFFECTIVE AS A FINANCING  STATEMENT  FILED AS A FIXTURE FILING which is to be filed  in the real  estate  records  of the  County  where  the  Mortgaged
Premises are  situated.  The name of the record owner of said real estate is the
Mortgagor set forth on page one of this  Mortgage.  Information  concerning  the security  interest  created by this Mortgage may be obtained from the Mortgagee, as secured party, at its address as set forth on page one of this Mortgage.  The name and address of the  Mortgagor,  as debtor,  and the name and address of the
Mortgagee, as secured party, are as set forth on page one of this Mortgage. This
Mortgage covers goods which are, or are to become,  "fixtures" as defined in the
Uniform  Commercial Code. This Mortgage is sufficient as a financing  statement, and as a  financing  statement  it covers  goods  which  are,  or are to become, fixtures on the Land. In addition,  the  Mortgagor  shall execute and deliver to the  Mortgagee,  upon the  Mortgagee's  request,  any  financing  statements  or amendments  thereto or  continuation  statements  thereto that the Mortgagee may require to perfect a security  interest in said items or types of property.  The
Mortgagor shall pay all costs of filing such instruments.  All references to the
Uniform  Commercial Code in this Mortgage shall mean the Uniform Commercial Code as in effect in the State of Iowa.

     1.21.  Leases.  The Mortgagor shall, at its own cost and expense,  perform, comply with and discharge  all of the  obligations  of the  Mortgagor  under all leases and agreements  for the use of the Mortgaged  Premises and use reasonable efforts to enforce or secure the  performance of each obligation and undertaking of the respective  tenants under such leases and shall appear in and defend,  at its own cost and  expense,  any action or  proceeding  arising  out of or in any manner  connected with the  Mortgagor's  interest in any leases of the Mortgaged
Premises. The Mortgagor shall permit no surrender nor assignment of any tenant's interest  under said leases unless the right to assign or surrender is expressly reserved under the lease,  nor receive any installment of rent for more than one
(1) month in advance of its due date unless otherwise  required  pursuant to the terms of the  applicable  lease,  nor execute any mortgage or create or permit a lien  which  may be or  become  superior  to  any  such  leases,  nor  permit  a subordination  of any lease to such mortgage or lien.  The  Mortgagor  shall not materially  modify or amend the terms of any such leases,  nor borrow against or pledge the rentals  from such  leases,  nor exercise or waive any default of the tenant  thereunder  without the prior  consent of the  Mortgagee.  The Mortgagor agrees to obtain the Mortgagee's prior written approval before entering into any lease with a term of one (1) year or more. Should the Mortgagor fail to perform, comply with or discharge any material  obligations  of the  Mortgagor  under any lease or should the Mortgagee become aware of or be notified by any tenant under any lease of a material  failure  on the part of the  Mortgagor  to so  perform, comply with or discharge its  obligations  under said lease,  the Mortgagee may, but shall not be obligated to, and without  further demand upon or notice to the
Mortgagor, and without waiving or releasing the Mortgagor from any obligation in this Mortgage contained,  remedy such failure, and the Mortgagor agrees to repay upon demand all sums  incurred by the  Mortgagee in  remedying  any such failure together  with  interest  at the  Default  Rate.  All such sums,  together  with interest as aforesaid, shall become so much additional Secured Indebtedness, but no such  advance  shall be deemed to  relieve  the  Mortgagor  from any Event of
Default hereunder.

     1.22. No Consent.  Nothing  contained in this Mortgage shall constitute any consent or request by the Mortgagee,  express or implied, for the performance of any labor or services or for the  furnishing of any materials or other  property in respect of the  Mortgaged  Premises  or any part  thereof,  nor as giving the
Mortgagor  or any party in  interest  with the  Mortgagor  any  right,  power or authority to contract for or permit the  performance of any labor or services or the  furnishing  of any  materials  or other  property in such  fashion as would create any personal liability against the Mortgagee in respect thereof, or would permit the making of any claim  that any lien based on the  performance  of such labor or services or the  furnishing of any such  materials or other property is prior to the lien of this Mortgage.

     1.23.  Further  Assurances.  The Mortgagor shall execute and deliver to the
Mortgagee  from time to time,  on demand,  such  further  instruments,  security
agreements,   financing   statements  under  the  Uniform  Commercial  Code  and
assurances and do such further acts as Mortgagee may reasonably require to carry out more  effectively  the purposes of this  Mortgage  and without  limiting the foregoing,  to make  subject  to the  lien  hereof  any  property  agreed  to be subjected hereto or covered by the granting clause hereof, or so intended to be.
The  Mortgagor  shall pay any recording  fees,  filing fees,  mortgage  registry taxes,  stamp taxes and other charges arising out of such further assurances and instruments in accordance with the terms of the Credit Agreement.

     1.24. Miscellaneous Rights of Mortgagee. Without affecting the liability of any party liable for payment of the Secured  Indebtedness  or the performance of any  obligation  contained  herein,  and  without  affecting  the  rights of the
Mortgagee  with respect to any security not expressly  released in writing,  the
Mortgagee  may,  at any  time,  and  without  notice  to or the  consent  of the
Mortgagor or any party with an interest in the  Mortgaged  Property or the Notes
(a)  release  any person or entity  liable for payment of all or any part of the
Secured  Indebtedness or for the performance of any obligation  herein, (b) make any agreement  extending the time or otherwise  altering the terms of payment of all or any  part  of the  Secured  Indebtedness  or  modifying  or  waiving  any obligation,  or  subordinating,  modifying or otherwise dealing with the lien or charge hereof, (c) accept any additional security, (d) release or otherwise deal with any  property,  real or  personal,  including  any or all of the  Mortgaged
Property,  including making partial releases of the Mortgaged  Property,  or (e)
resort to any security agreements,  pledges, contracts of guaranty,  assignments of rents and leases or other  securities,  and  exhaust  any one or more of said securities and the security hereunder,  either concurrently or independently and in such order as it may determine.  No act or thing,  except full payment of the
Secured  Indebtedness,  which but for this  provision  could  act as a  release, termination,  satisfaction  or  impairment  of this  Mortgage  shall  in any way release, terminate, satisfy or impair this Mortgage.

     1.25. Other  Covenants.  Until this Mortgage is released (or required to be released  pursuant  to the  terms of the  Credit  Agreement)  and to the  extent permitted  by law,  all of the  representations,  warranties  and  covenants  of
Mortgagor  in the Credit  Agreement,  including  all  applicable  cure and grace periods  with respect to any failure to comply with the same,  are  incorporated herein by reference.

                                   ARTICLE II
                              Defaults and Remedies

     2.1.  Events of Default.  The occurrence of an Event of Default (as defined in the Credit Agreement) shall constitute an "Event of Default" hereunder.

     2.2.  Remedies.  Upon the occurrence and during the continuance of an Event of Default  subject to the terms of the Credit  Agreement the Mortgagee  may, at its  option,  and after such  notice as may be  required by law or by the Credit
Agreement,  exercise any or all of the following  rights and  remedies,  and any other rights and remedies now or then  available to it,  either  hereunder or at law or in  equity,  including,  without  limitation,  the  rights  and  remedies provided in the assignment of rents contained herein:

          a.   Mortgagee  may  immediately,  and without  further  notice to the
               Mortgagor,  declare the entire  unpaid  principal  balance of the
               Notes   together  with  all  accrued   interest   thereon  to  be
               immediately  due and payable and thereupon all such and all other
               Secured  Indebtedness  shall be and  become  immediately  due and payable.

          b.   Subject to the  provisions of the terms of the  Obligations,  the
               Mortgagee  shall  have the  power  to  dispose  of any  Mortgaged
               Property or any part  thereof in  accordance  with the law of the
               State of Iowa  without  the  consent  of the  Mortgagor  or other persons.  The  Mortgagee  shall  have the  power to  execute  all documents  relating  to the  sale  and  lease  of  the  Mortgaged
               Property  and  any  loss  arising  shall  not  be  borne  by  the
               Mortgagee. The Mortgagee can dispose of the Mortgaged Property or appoint a  receiver  to  dispose  of the  Mortgaged  Property  in accordance with this Mortgage Agreement.

          c.   The Mortgagee may collect, receive, and retain all rents, income, and profits (the  "Rents") from the  Mortgaged  Property,  either through the appointment of a receiver or by self help and without appointment of a receiver.

               The  Mortgagee  shall be  entitled  as a matter of right  without further  notice and without giving bond and without regard to the solvency  or  insolvency  of the  Mortgagor  or  adequacy  of the security of the Mortgaged Property,  to apply for the appointment of a receiver in accordance  with  applicable  law; and Mortgagor does hereby irrevocably consent to such appointment.

               The Rents  collected in accordance  with this  Mortgage,  whether
               collected  by  a  receiver   appointed  in  accordance  with  the
               preceding  paragraph and applicable law or collected  directly by the  Mortgagee  exercising  self-help,  shall be  applied  in the
               following  order,   unless  otherwise   provided  in  the  Credit
               Agreement,  or otherwise mandated by Iowa Statute Section 654.14,
               and  applicable  successor  statutes:   (1)  in  payment  of  all
               reasonable  costs in the  disposition of the Mortgaged  Property, including (but without  limitation) the fees and  remuneration of the  receiver;;  (2), in payment of all the customary  duties and other taxes  required  by law in  connection  with the  Mortgaged
               Property;  (3) in payment of all necessary  costs to maintain the
               Mortgaged Property, including the cost of insurance and any other benefit to the mortgaged property;  (4) in payment of the balance of  Mortgagor's  Obligations  to  Mortgagee  as  defined  in  the
               Obligations;   and  the  remaining   balance,   after  the  above
               deductions,  shall be paid to the  Mortgagor  and  other  persons entitled to the above sum in full by the Mortgagee.

               Nothing  contained in this Mortgage and no actions taken pursuant to this Mortgage shall be construed as constituting the Mortgagee a mortgagee in possession.

          d.   In  addition  to the  rights  available  to a  mortgagee  of real property, the Mortgagee shall also have all the rights,  remedies and  recourse  available  to a secured  party  under the  Uniform
               Commercial  Code,  including  without  limitation  the  right  to proceed  under the  provisions  of the  Uniform  Commercial  Code governing  default  as to  any  personal  property  which  may be included  in the  Mortgaged  Property  or  which  may  be  deemed nonrealty in a  foreclosure  of this Mortgage or to proceed as to such personal  property in  accordance  with the  procedures  and remedies available pursuant to a foreclosure of real estate.

     2.3  Redemption.  It is agreed that if this  Mortgage  covers less than ten
(10) acres of land,  and in the event of the  foreclosure  of this  Mortgage and sale of any of the  Mortgaged  Property by  sheriff's  sale in such  foreclosure proceedings,  the time of one year for redemption from said sale provided by the
Statues of the State of Iowa shall be  reduced  to six (6) months  provided  the
Mortgagee,  in such action  files an election to waive any  deficiency  judgment against Mortgagor which may arise out of the foreclosure proceedings; consistent with the provisions of Chapter 628 of the Iowa Code. If the redemption period is so  reduced,  for the first  three (3)  months  after any sale of the  Mortgaged
Property such right of redemption  shall be exclusive to the Mortgagor,  and the time  periods  in  Sections  628.5,  628.15 and 628.16 of the Iowa Code shall be reduced to four (4) months.

     It is further  agreed that the period of redemption  after a foreclosure of this Mortgage shall be reduced to sixty (60) days if all of the three  following contingencies develop: (1) The land is less than ten (10) acres in size; (2) the
Court finds affirmatively that the said land has been abandoned by the Mortgagor at the time of such  foreclosure;  and (3) the Mortgagee in such action files an election to waive any deficiency judgment against Mortgagor or its successors in interest in such action. If the redemption  period is so reduced,  the Mortgagor or its successors in interest  shall have the exclusive  right of redemption for the first thirty (30) days after such sale, and the time provided for redemption by creditors as provided in Sections  628.5,  628.15 and 628.16 of the Iowa Code
shall be reduced to forty (40) days.  Entry of  appearance by pleading or docket entry by or on behalf of the Mortgagor shall be a presumption that the Mortgaged
Property is not abandoned.  Any such redemption  period shall be consistent with all of the provisions of Chapter 628 of the Iowa Code.  This paragraph shall not be  construed  to limit or  otherwise  affect  any other  redemption  provisions contained in Chapter 628 of the Iowa Code

                                   ARTICLE III
                                  Miscellaneous

     3.1.  Mortgagor's  Acknowledgment of Remedies.  SUBJECT TO THE TERMS OF THE
CREDIT AGREEMENT,  UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF
DEFAULT, THE MORTGAGOR HEREBY CONSENTS AND AGREES TO THE FORECLOSURE AND SALE OF
THE  MORTGAGED  PREMISES  BY ACTION  PURSUANT TO IOWA  STATUTES  CHAPTER 654 (OR
PURSUANT   TO  ANY  SIMILAR  OR   REPLACEMENT   STATUTES   HEREAFTER   ENACTED).
Notwithstanding   the   foregoing   provision,    the   Mortgagor's    foregoing
acknowledgment  does not constitute a waiver of the Mortgagor's  defenses to the foreclosure.  The Mortgagor  further  understands  that upon the  occurrence and during the continuance of an Event of Default,  the Mortgagee may also elect its rights under the Uniform  Commercial  Code and take  possession  of the Personal
Property  (as  defined  in this  Mortgage)  and  dispose  of the same by sale or otherwise  in one or more  parcels  provided  that at least ten (10) days' prior notice of such  disposition  must be given,  all as provided  for by the Uniform
Commercial Code, as hereafter  amended or by any similar or replacement  statute hereafter  enacted.  THE MORTGAGOR  ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL
COUNSEL;  THAT BEFORE SIGNING THIS DOCUMENT THIS  PARAGRAPH AND THE  MORTGAGOR'S
RIGHTS WERE FULLY  EXPLAINED BY SUCH COUNSEL AND THAT THE MORTGAGOR  UNDERSTANDS
THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

     3.2. Continued Priority.  Any agreement hereafter made by the Mortgagor and the Mortgagee  pursuant to this Mortgage  shall be superior to the rights of the holder of any intervening lien or encumbrance.

     3.3.  Cumulative Rights.  Each right, power or remedy herein conferred upon the  Mortgagee  is  cumulative  and in addition to every other  right,  power or remedy,  express  or  implied,  now  or  hereafter  arising,  available  to  the
Mortgagee,  at law or in equity,  or under the Uniform  Commercial Code or other law,  or under any other  Loan  Document,  and each and every  right,  power and remedy  herein set forth or otherwise so existing may be exercised  from time to time as often and in such order as may be deemed  expedient by the Mortgagee and shall not be a waiver of the right to exercise at any time  thereafter any other right, power or remedy. No delay or omission by the Mortgagee in the exercise of any right,  power or remedy arising  hereunder or arising otherwise shall impair any such right,  power or remedy or the right of the Mortgagee to resort thereto at a later date or be  construed  to be a waiver of any Event of  Default  under this Mortgage.

     3.4.  Waiver.  The  Mortgagor  hereby  waives to the full  extent  lawfully allowed  the  benefit  of any

homestead, appraisement, evaluation, stay and extension laws now or hereafter in force.  The  Mortgagor  hereby  waives  any  rights  available  with  respect to marshaling  of assets so as to require the separate  sales of any portion of the
Mortgaged  Property,  or as to  require  the  Mortgagee  or any other  person to exhaust its remedies against a specific portion of the Mortgaged Property before proceeding  against the other and does hereby expressly consent to and authorize the sale of the  Mortgaged  Property  or any part  thereof  as a single  unit or parcel.

     3.5. Satisfaction of Mortgage.  When all Secured Indebtedness has been paid or if  otherwise  required  to be  released  pursuant to the terms of the Credit
Agreement,  this Mortgage and all assignments herein contained shall be void and this  Mortgage  shall be satisfied and released by the Mortgagee at the cost and expense of the Mortgagor.

     3.6.  Governing Law. THIS AGREEMENT  SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF IOWA (WITHOUT  REFERENCE TO THE CHOICE
OF LAW PRINCIPLES THEREOF).

     3.7. Binding Effect.  This Mortgage and each and every covenant,  agreement and  other  provision  hereof  shall  be  binding  upon  the  Mortgagor  and its successors and assigns including without  limitation each and every from time to time record  owner of the  Mortgaged  Property  and any other  person  having an interest therein,  shall run with the land and shall inure to the benefit of the
Mortgagee and its successors and assigns.  As used herein the words  "successors and  assigns"  shall  also be  deemed to  include  the  heirs,  representatives, administrators  and  executors  of any  natural  person  who is a party  to this
Mortgage.

     3.8.  Severability and Survival.  The unenforceability or invalidity of any provisions  hereof shall not render any other  provision,  or provisions  herein contained  unenforceable  or invalid.  The foreclosure of this Mortgage will not affect or limit any  remedy of the  Mortgagee  on  account  of any breach by the
Mortgagor of the terms of this  Mortgage  occurring  prior to such  foreclosure, except to the extent of the amount bid at foreclosure.

     3.9.  Captions.  The captions and headings of the various  sections of this
Mortgage  are for  convenience  only and are not to be construed as confining or limiting in any way the scope or intent of the provisions  hereof.  Whenever the context  requires or permits the singular  shall include the plural,  the plural shall  include the  singular  and the  masculine,  feminine  and neuter shall be freely interchangeable.

     3.10.  Notices.  Any  notice  which any party  hereto  may desire or may be required  to give to any other  party  shall be in  accordance  with the  notice provisions set forth in the Credit Agreement.

     3.11.  Credit Agreement.  Notwithstanding  anything in this Mortgage to the contrary,  if any conflict or inconsistency exists between this Mortgage and the
Credit  Agreement,  the Credit  Agreement shall govern and control to the extent the inconsistent  term in the Credit Agreement is not inconsistent with Iowa law that governs  Mortgagee's rights to secure the Mortgaged Property and to enforce
Mortgagee's rights to the remedies established by this Mortgage and by Iowa Law.

         THE  MORTGAGOR  REPRESENTS,  CERTIFIES,  WARRANTS  AND AGREES  THAT THE
MORTGAGOR HAS READ ALL OF THIS MORTGAGE AND UNDERSTANDS ALL OF THE PROVISIONS OF
THIS MORTGAGE.  THE MORTGAGOR ALSO AGREES THAT THE  MORTGAGEE'S  COMPLIANCE WITH
THE EXPRESS PROVISIONS OF THIS MORTGAGE SHALL CONSTITUTE GOOD FAITH AND SHALL BE
CONSIDERED REASONABLE FOR ALL PURPOSES.

                           {SIGNATURE PAGE TO FOLLOW}

                                       10

                                SIGNATURE PAGE TO
                              REAL ESTATE MORTGAGE
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
                                       AND
                         AGSTAR FINANCIAL SERVICES, PCA
                               DATED: May 2, 2007

         IN WITNESS  WHEREOF,  the  undersigned has executed this Mortgage as of the day and year first above written.
Dated this 2nd day of  May 2007     MORTGAGOR:

                                             SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                                             an Iowa limited liability company

                                             By   /s/ Mark Drake
                                               ------------------------------------------
                                                   Mark Drake
                                                   Its: General Manager

                                             BY   /s/ Karol King
                                               ------------------------------------------
                                                    Karol King
                                                     Its:  Board Chairman

STATE OF    Nebraksa       , COUNTY OF    Douglas
This  instrument was  acknowledged  before me on the 2nd day of May 2007 by Mark
Drake and Karol King, as General  Manager and Board Chairman,  respectively,  of
Southwest Iowa Renewable Energy, LLC.

   /s/ Jeanie Ferguson
-------------------------------------
Notary Public

THIS INSTRUMENT WAS DRAFTED BY:
Rodney Janssen
Beving, Swanson & Forrest, P.C.
321 East Walnut St. Suite 200
Des Moines, IA  50309
(515)237-1187

                                       11

                                    EXHIBIT A
                                LEGAL DESCRIPTION

TRACT A
A parcel of land being a portion of the East One Half of Section  31, T74 North,
R43 West of the Fifth Principal Meridian, Pottawattamie County, Iowa, more fully described as follows:

Beginning at the North  quarter  corner of said Sec. 31;  thence along the North line of said Sec. 31, South 88 Degrees, 17 Minutes 16 Seconds East, 2270.71 feet to a point on the Westerly right-of-way line of Interstate 29: thence along said
Westerly right-of-way line, the following seven (7) courses:
1. South 00 Degrees 45 Minutes 10 Seconds West, 468.19 feet;
2. South 00 Degrees 41 Minutes  04  Seconds  East,  200.06  feet;
3. South 00 Degrees 44 Minutes 56 Seconds  West,  1964.84  feet;
4. South 00 Degrees 45 Minutes 02 Seconds  West, 1635.16  feet;
5. South 01 Degree 13 Minutes 56 Seconds  West,  593.52 feet;
6. South 00 Degrees 07 Minutes 12 Seconds East, 353.62 feet;
7. South 01 Degree 49 Minutes  08  Seconds  West,  50.00 feet to a point on the
Southerly  line of said Sec. 31;  thence  along said  Southerly  line,  North 88
Degrees 10 Minutes 52 Seconds West,  2276.52 feet to the South quarter corner of said Sec. 31; thence along the North-South  centerline of said Sec. 31, North 00
Degrees 45 Minutes 27 Seconds East,  2629.84 feet to the center of said Sec. 31, thence continuing along said North-South centerline, North 00 Degrees 46 Minutes
14 Seconds East, 2631.10 feet to the point of beginning.

TRACT B-1
Parcel  "A" of the SW1/4  SE1/4 of Sec.  19,  T74N,  R 43W of the 5th  Principal
Meridian,  Pottawattamie  County,  Iowa,  being more fully described as follows:
Commencing at the NW corner of said SW1/4 SE1/4;  thence along the North line of said SW1/4  SE1/4,  South 88 Degrees  15 Minutes 27 Seconds  East a distance  of
113.56 feet to the true point of beginning;  thence  continuing along said North line South 88 Degrees 15 Minutes 27 Seconds East a distance of 200 feet;  thence
South 12 Degrees 06 Minutes 23 Seconds  East a distance of 549.14  feet;  thence
South 77 Degrees 46 Minutes 56 Seconds  West a distance of 204.39  feet;  thence
South 68 Degrees 35 Minutes 49 Seconds West a distance of 105.34 feet to a point on the East right of way line of Mosquito Creek Drainage District No. 22; thence along said East right of way line,  North 01 Degree 34 Minutes 53 Seconds West a distance of 624.94 feet to the true point of beginning.

TRACT B-2
A tract of land  located in the SW1/4 SE1/4 in Sec.  18,  T74N,  R43W of the 5th
Principal Meridian, Pottawattamie County, Iowa, more fully described as follows:
Commencing  at the SE corner of said Sec. 18; thence South 89 Degrees 44 Minutes
04 Seconds West along the South line of said Sec. 18 a distance of 1,573.21 feet to the point of  beginning;  thence  continuing  South 89  Degrees 44 Minutes 04
Seconds West along the South line of said Sec. 18 a distance of 242.14 feet to a point on the Easterly right of way line of Mosquito Creek Drainage  District No.
22; thence North 31 Degrees 26 Minutes 27 Seconds East along said Easterly right of way line a distance  of 317.26  feet;  thence  South 58 Degrees 33 Minutes 33
Seconds  East a distance of 206.00  feet;  thence South 31 Degrees 26 Minutes 27
Seconds  West and  parallel  to said  Easterly  right of way line a distance  of
190.00 feet to the point of beginning.

                                    EXHIBIT B
                             PERMITTED ENCUMBRANCES

1.       Pipe Line  Right of Way  easement  granted  to The Globe Oil & Refining
         Company,  a Kansas  corporation,  filed  7/3/41 in Book 872,  Page 196.
         Agreement by and between National  Cooperative Refinery Association and
         Pottawattamie  County,  Iowa,  filed  12/21/93  in Book 94, Page 21095.
         TRACT A.

2.       Transmission Line Easement granted to Iowa Power and Light Company,  an
         Iowa corporation, filed 1/21/55 in Book 1126, Page 79. TRACT A.

3.       Easement granted to Iowa Power and Light Company, filed 12/6/72 in Book
         72, Page 18444. TRACT A.

4.       MidAmerican Energy Company Electric  Transmission and Distribution Line
         Easement  and  Partial   Release  of  Easement   dated  3/6/07  as  Doc
         #2007-005104,  wherein Southwest Iowa Renewable  Energy,  LLC grants an easement over and across the Northerly 100 feet of the Westerly 2270.71 feet of the NE1/4, Sec. 31-74-43. TRACT A.
         In  consideration  of this  easement and as successor to Iowa Power and
         Light Company,  the  MidAmerican  Energy Company  releases the NE1/4 of
         Sec.  31-74-43,  except roads and highways from that  Transmission Line
         Easement dated 5/18/52, filed 8/1/52 in Book 1073.

5.       Easement for Railroad  Trackage  dated  1/19/07,  filed  3/28/07 as Doc
         #2007-005108,  by and between CBEC Railway Inc., and Iowa  corporation,
         Grantor,  and Southwest Iowa Renewable Energy,  LLC, Grantee.  Grants a
         Trackage Easement and Temporary  Construction  Easement over and across other lands, for the benefit of TRACT A.

6.       Easement for Railroad  Trackage  dated  1/19/07,  filed  3/28/07 as Doc
         #2007-005109,  by and  between  MidAmerican  Energy  Company,  an  Iowa
         corporation,   Grantor,  and  Southwest  Iowa  Renewable  Energy,  LLC,
         Grantee. Grants a Trackage Easement and Temporary Construction Easement
         over and across other lands, for the benefit of TRACT A.

7.       Operating  Easements  Agreement  dated  1/19/07,  filed  3/28/07 as Doc
         #2007-005110,  by and  between  MidAmerican  Energy  Company,  an  Iowa
         corporation,   Grantor,  and  Southwest  Iowa  Renewable  Energy,  LLC,
         Grantee.  Grants a Wastewater Discharge Easement,  Water Line Easement,
         Products Easements, and Temporary Construction Easement over and across other lands, for the benefit of TRACT A.

8.       Pipeline Easement dated 1/19/07, filed 3/28/07 as Doc #2007-005111,  by and between MidAmerican Energy Company,  an Iowa corporation,  Grantor, and Southwest Iowa Renewable Energy,  LLC,  Grantee.  Grants a Pipeline
         Easement  and  Temporary  Construction  Easement  over and across other lands, for the benefit of TRACT A.

                                    EXHIBIT C
                                    EASEMENTS

1.       MidAmerican Energy Company Electric  Transmission and Distribution Line
         Easement and Partial Release of Easement dated 3/6/07, filed 3/28/07 as
         Doc #2007-005104,  wherein Southwest Iowa Renewable Energy,  LLC grants an  easement  over and across the  Northerly  100 feet of the  Westerly
         2270.71 feet of the NE1/4, Sec. 31-74-43. TRACT A.
         In  consideration  for this easement and as successor to Iowa Power and
         Light Company,  the  MidAmerican  Energy Company  releases the NE1/4 of
         Sec.  31-74-43,  except roads and highways from that  Transmission Line
         Easement dated 5/18/52, filed 8/1/52 in Book 1073.

2.       Easement for Railroad  Trackage  dated  1/19/07,  filed  3/28/07 as Doc
         #2007-005108,  by and between CBEC Railway Inc.,  an Iowa  corporation,
         Grantor,  and Southwest Iowa Renewable Energy,  LLC, Grantee.  Grants a
         Trackage Easement and Temporary  Construction  Easement over and across the  properties  set forth in the above  easement  referenced,  for the benefit of TRACT A.

3.       Easement for Railroad  Trackage  dated  1/19/07,  filed  3/28/07 as Doc
         #2007-005109,  by and  between  MidAmerican  Energy  Company,  an  Iowa
         corporation,   Grantor,  and  Southwest  Iowa  Renewable  Energy,  LLC,
         Grantee. Grants a Trackage Easement and Temporary Construction Easement
         over  and  across  the  properties  set  forth  in the  above  easement referenced, for the benefit of TRACT A.

4.       Operating  Easements  Agreement  dated  1/19/07,  filed  3/28/07 as Doc
         #2007-005110,  by and  between  MidAmerican  Energy  Company,  an  Iowa
         corporation,   Grantor,  and  Southwest  Iowa  Renewable  Energy,  LLC,
         Grantee.  Grants a Wastewater Discharge Easement,  Water Line Easement,
         Products Easements, and Temporary Construction Easement over and across the  properties  set forth in the above  easement  referenced,  for the benefit of TRACT A.

5.       Pipeline Easement dated 1/19/07, filed 3/28/07 as Doc #2007-005111,  by and between MidAmerican Energy Company,  an Iowa corporation,  Grantor, and Southwest Iowa Renewable Energy,  LLC,  Grantee.  Grants a Pipeline
         Easement  and  Temporary  Construction  Easement  over and  across  the properties set forth in the above easement referenced,  for the benefit of TRACT A.